UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                             ----------------------


                                    FORM 8-K


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): October 29, 2003




                            FIRST SOUTH BANCORP, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)




           VIRGINIA                  0-22219                      56-1999749
-------------------------------    -----------                   ------------
(State or Other Jurisdiction of    (Commission               (I.R.S. Employer
Incorporation or Organization)     File Number)              Identification No.)


         1311 CAROLINA AVENUE, WASHINGTON, NORTH CAROLINA      27889
         -------------------------------------------------------------
           (Address of Principal Executive Offices)         (Zip Code)


       Registrant's telephone number, including area code: (252) 946-4178
                                                          ----------------

                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE
------------------------------------------------

     On October 29, 2003, First South Bank (the "Bank"), a wholly owned subsidiary of First South Bancorp, Inc. (the "Registrant"), announced that it had reached agreement with Central Carolina Bank, a Division of National Bank of Commerce, to acquire two of Central Carolina Bank's branch offices located in Greenville, North Carolina and New Bern, North Carolina. The agreement calls for First South to assume the deposits of the two Central Carolina Bank branch offices and purchase certain other assets. The deposits of these branch offices totaled approximately $17.0 million at September 30, 2003. Both of the Central Carolina Bank branch offices are expected to become branch offices of the Bank. The acquisition of these branches is subject to regulatory approval and certain other conditions. The transaction is expected to be completed in the first quarter of 2004.

     For more information, reference is made to the Purchase and Assumption Agreement by and between National Bank of Commerce and First South Bank, dated as of October 29, 2003, attached hereto as Exhibit 2.1, and to the press release of First South Bancorp, Inc. dated October 29, 2003, which is attached hereto as
Exhibit 99.1, both of which are incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
---------------------------------------------------------------------------

     The following exhibits are filed herewith.

     (c) Exhibits:

         2.1 Purchase and Assumption Agreement by and between National Bank of Commerce and First South Bank, dated as of October 29, 2003

                  The following is a list identifying the contents of all omitted exhibits in Exhibit 2.1:

                  Exhibit No.               Description
                  -----------               -----------
                  Exhibit A                 List of Branches
                  Exhibit B                 Form of Power of Attorney
                  Exhibit C                 Form of Bill of Sale
                  Exhibit D                 Form of Assignment and Assumption
                                             Agreement
                  Exhibit E                 Form of Closing Statement

                  The Registrant agrees to furnish supplementally a copy of any omitted exhibit to the Commission upon request.

        99.1      Press Release dated October 29, 2003

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       First South Bancorp, Inc.


                                    By:/s/ William L. Wall
                                       -----------------------------------------
Date:  October 29, 2003                William L. Wall
                                       Executive Vice President, Chief Financial
                                       Officer and Secretary